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               GESTION SAMIJO INC./SAMIJO MANAGEMENT INC.
                  8300 PIE IX, MONTREAL, QUE HIZ 4E8

BY TELECOPIER: 321-7843

October 21, 1994

Speizman Canada Inc.
5205 Metropolitain East
Montreal, Quebec
H1R 127

Attention: Mrs. Bruna Dilrancesch

Re: Lease extension respecting premises located at 5205 Metropolitain East ("Leased Premises")

Dear Madam:

This is to confirm our recent agreement with respect to the above-captioned Leased Premises.

WHEREAS SPEIZMAN CANADA INC. ("Lessee") is desirous of renewing its Lease commencing on the 1st day of March 1989 and terminating on the last day of February 1992 for those certain premises of the building bearing civic address 5205 Metropolitain East and Samijo Management Inc. acting on behalf of the owners of the building ("Lessor") agrees to same;

WHEREFORE THE PARTIES AGREE AS FOLLOWS:

1. That said renewal shall be for a period of one (1) year commencing on March 1st, 1995 and terminating on the last day of February 1996;

2. That said renewal shall be upon the same terms and conditions as the presently existing Leased Premises, including the rental rate which shall be $315.00 gross per month, save and except for its proportion of the non-residential municipal surtax.

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3.  That in all other respects said presently existing Lease is affirmed.

4. That the parties declare that they have requested that this agreement be drawn up in the English Language; Les parties declarent par les presentes qu ils exigent que catte entenie soit redigee dans la languc anglaisc.

5. This agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.





SIGNED AND ACCEPTED THIS 24 DAY OF OCT 1994.

SAMIJO MANAGEMENT INC.,
acting on behalf of the owners of the building
(Lessor)


(Signature appears here)
Per:                                   Witness


SPEIZMAN CANADA INC.
(Lessee)

(Signature appears here)               (Signature appears here)
Per:                                   Witness    VP Finance